UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT

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Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  August 27, 2014

TRANS-LUX CORPORATION

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(Exact name of registrant as specified in its charter)

Delaware                                       1-2257                        13-1394750

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(State or other jurisdiction        (Commission                (I.R.S. Employer

of incorporation)                          File Number)             Identification No.)

950 Third Avenue, Ste. 2804, New York, NY 10022

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(Address of principal executive offices)  (Zip Code)

Registrant's telephone number, including area code:  (800) 243-5544

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(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01

Entry into Material Definitive Agreement;

Item 3.02

Unregistered Sale of Equity Securities;

Item 3.03(b)

Material Modification to Rights of Security Holders.

On August 27, 2014, the Company entered into that certain First Amendment to Securities Purchase Agreement (the “Carlisle Amendment”) with Carlisle Investments Inc. (“Carlisle”), amending that certain Securities Purchase Agreement dated as of June 20, 2014 between the parties (the Carlisle SPA”) pursuant to which Carlisle purchased 166,666 shares of the Company’s Common Stock (the “Purchased Shares”) for a purchase price of $1,000,000.  The Carlisle Amendment increased the number of Purchased Shares to 175,844 in order to compensate Carlisle for the interest which had accrued on the note which had been converted to equity pursuant to the Carlisle SPA.  Mr. Marco Elser, a director of the Company, exercises voting and dispositive power as investment manager of Carlisle.  A copy of the Carlisle Amendment is filed herewith.

On August 27, 2014, the Company entered into that certain First Amendment to Securities Purchase Agreement (the “Schiele Amendment”) with George W. Schiele (“Schiele”), amending that certain Securities Purchase Agreement dated as of June 20, 2014 between the parties (the Schiele SPA”) pursuant to which Schiele purchased 33,333 shares of the Company’s Common Stock for a purchase price of $200,000.  The Schiele Amendment added a cash payment obligation in favor of Schiele in the amount of $876.71 in order to compensate Schiele for the interest which had accrued on the note which had been converted to equity pursuant to the Schiele SPA. Schiele is the Chairman of the Board of Directors of the Company.  A copy of the Schiele Amendment is filed herewith.

On August 27, 2014, the Company entered into that certain Securities Purchase Agreement (the “Greene SPA”) with Alan K. Greene (“Greene”), pursuant to which Greene purchased 8,333 shares of the Company’s Common Stock for a purchase price of $50,000.  Greene is a member of the Board of Directors of the Company.  A copy of the Greene SPA is filed herewith.

On August 27, 2014, the Company entered into that certain Securities Purchase Agreement (the “Shaio SPA”) with Alberto Shaio (“Shaio”), pursuant to which Shaio purchased 8,333 shares of the Company’s Common Stock for a purchase price of $50,000.  Shaio is a member of the Board of Directors of the Company.  A copy of the Shaio SPA is filed herewith.

The securities referenced above were issued pursuant to an exemption under Section 4(2) of the Securities Act of 1933, as amended.

Item 9.01

Financial Statements and Exhibits.

(d)

Exhibits.

4.01

First Amendment to Securities Purchase Agreement dated as of August 27, 2014 between Trans-Lux Corporation and Carlisle Investments Inc.

4.02

First Amendment to Securities Purchase Agreement dated as of August 27, 2014 between Trans-Lux Corporation and George W. Schiele.

4.03

Securities Purchase Agreement dated as of August 27, 2014 between Trans-Lux Corporation and Alan K. Greene.

4.04

Securities Purchase Agreement dated as of August 27, 2014 between Trans-Lux Corporation and Alberto Shaio.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized:

TRANS-LUX CORPORATION

By:  /s/ Robert J. Conologue

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Robert J. Conologue

Chief Financial Officer

By:   /s/ Todd Dupee

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Todd Dupee

Vice President, Finance

and Controller

Dated:  September 2, 2014